Business Combination	12 Months Ended
Dec. 31, 2022
Business Combinations [Abstract]
Business Combination
4.	BUSINESS COMBINATION

Acquisition of Guangzhou Lanqiao Software Technology Co., Ltd. (“Lanqiao”) in 2021
The Group invested RMB15,000 in Lanqiao’s preferred shares in 2015, representing 20% equity interest of Lanqiao. As the preferred shares were not in substance common stock due to the liquidation preference and other preferential rights and had no readily determinable fair value, the Group accounted for its preferred share investment in Lanqiao as an equity investment without readily determinable fair value. In July 2021, the Group acquired the remaining 80% equity interest of Lanqiao at a cash consideration of RMB71,733. Lanqiao has become a 100% owned subsidiary of the Group since then. The acquisition was accounted for as a business combination. In addition, approximately RMB71,553 of cash, will be paid to four selling shareholders upon satisfaction of certain business performance conditions and subject to their continuing services over three years. The management estimated the total compensation cost based on probability weighting and will record such payments as compensation cost over the sellers’ service period. The acquisition consideration was fully paid as of December 31, 2021 and the Company recorded a compensation cost of RMB23,951 and RMB21,914 for the years ended December 31, 2021 and 2022, respectively.
The Group determined the total purchase price and the allocation of the purchase price as of the date of acquisition as follows, with the assistance of an independent valuation firm:

Amount
RMB
Net assets acquired (including cash and cash equivalents of RMB3,982)	4,605
Intangible assets:
Customer relationship with an estimated useful life of 10 years	18,000
Software with an estimated useful life of 8 years	10,000
Goodwill	61,383
Deferred tax liabilities	(7,000)

Total	86,988

Amount
RMB
Total purchase price is comprised of:
Cash consideration paid in 2021	71,733
Fair value of equity interest in preferred shares previously acquired	15,255

86,988

Acquisition of Beijing Bang Li De Network Technology Co., Ltd. (“TYT”) in 2021
In November 2021, the Group entered into a series of share purchase agreements with selling shareholders of TYT to acquire all equity interest in TYT at RMB287.5 million, and an additional RMB20 million contingent upon management’s continuous services and certain performance targets. TYT is engaged in logistic services in northern China with specialized transportation matching service. The acquisition was accounted for as a business combination and TYT has become a wholly owned subsidiary of the Group since December 2021 when the Group obtained control over TYT.
The Group determined the total purchase price and the allocation of the purchase price as of the date of acquisition as follows, with the assistance of an independent valuation firm:

Amount
RMB
Net assets acquired (including cash and cash equivalents of RMB36,657)	25,409
Intangible assets:
Trademark with an estimated useful life of 10 years	45,000
Non-compete commitment with an estimated useful life of 8 years	40,000
Goodwill	198,374
Deferred tax liabilities	(21,282)

Total	287,501

Amount
RMB
Total purchase price is comprised of:
Cash consideration paid in 2021	210,915
Cash consideration paid in 2022	76,586

287,501

The transaction costs related to the above acquisitions were immaterial. The financial results of the acquired businesses, which are not material, have been included in the Company’s consolidated financial statements for the period subsequent to their acquisitions. Pro forma information is not presented for the acquisitions as the impact to the consolidated financial statements is not material.
Goodwill was recognized as a result of expected synergies from combining operations of the Group and acquired business and other intangible assets that don’t qualify for separate recognition. Goodwill is not amortized and is not deductible for tax purposes.